Exhibit 99.2

NEWS RELEASE

CONTACTS:	Investors:
Lisa DeFrancesco
(862) 261-7152

Media:
Charlie Mayr
(862) 261-8030

David Belian
(862) 261-8141

Actavis Outlines Standalone Pharmaceutical Pipeline at Investor Meeting

– 9 mid- to late-stage compounds in development –

– Novel compounds in specialty and primary care markets with high unmet medical need –

– Industry-leading productivity across generic pipeline –

– More than 40 ANDAs filed in 2014; 25 Confirmed First-to-Files –

DUBLIN, IRELAND — Feb. 18, 2015 — Actavis plc (NYSE: ACT), during its Investor Meeting in New York, today provided a detailed look into its standalone global pharmaceutical development pipeline that supports the Company’s long-term organic growth. The Company provided details regarding key development programs, including clinical data, development milestones and an overview of potential market opportunities, as well as an updated look at Actavis’ world-class generics pipeline, which continues to hold an industry-leading position in First-to-File opportunities in the U.S.

“Today, we provided an overview of the rationalized, standalone pharmaceutical development pipeline that will power Actavis’ ascent into the fastest growing and most dynamic growth pharmaceutical company in global healthcare,” said Brent Saunders, CEO and President of Actavis. “Our pipeline is strategically focused within our core therapeutic areas - with key opportunities in GI, CNS, Women’s Health and Anti-infectives - and anchored by nine compounds currently in mid or late-stage development that have the potential to generate more than $6 billion in peak sales following launch. It is built on novel compounds in specialty and primary care markets where there is significant unmet medical need, and supported by a strong intellectual property portfolio providing an average of more than 10 years of patent protection.

“Our productivity in brand product development is complemented by our best-in-class generics pharmaceutical development engine. We have approximately 230 Abbreviated New Drug Applications (ANDAs) pending at the Food and Drug Administration (FDA), more than 40 of which were filed in 2014. We are a leader in generic First-to-File (FTF) opportunities, with 25 new FTF applications confirmed last year. While supporting our industry-leading U.S. generic development efforts, we also are expanding our product portfolios around the world, with nearly 1,000 filings in 2014. Importantly, we remain focused on the development of complex generic products with barriers to entry that support longer-term value in this competitive pharmaceutical segment.

“As we move into the next stage of our Company’s evolution with the acquisition of Allergan, our portfolio and pipeline will gain further strength in Ophthalmology, Neurology, Urology and Dermatology/Aesthetics. We have committed to investing $1.7 billion in R&D in 2015 to support our continued brand and generic development initiatives. With impressive pipelines across both global businesses, we are uniquely positioned within our industry to ensure our development activities support sustainable long term organic growth.”

Actavis Pipeline Highlights

Gastroenterology: Potential to Reach $3 Billion in Sales

Eluxadoline - IBS-D

Actavis’ GI pipeline includes eluxadoline, an investigational drug for the treatment of diarrhea and abdominal pain in men and women with diarrhea predominant Irritable Bowel Syndrome (IBS-D).

Relamorelin - diabetic gastroparesis

Actavis has an exclusive option to acquire relamorelin, a novel peptide ghrelin agonist (prokinetic) investigational drug for the treatment of diabetic gastroparesis and other GI functional disorders.

CNS: Building on Blockbuster Success

Namzaric - moderate to severe Alzheimer’s disease (approved Dec. 2014)

NAMZARIC (memantine hydrochloride extended-release and donepezil hydrochloride) was approved by the FDA in December 2014 for the treatment of moderate to severe dementia of the Alzheimer’s type in patients stabilized on memantine hydrochloride and donepezil hydrochloride. Actavis expects to launch NAMZARIC in the U.S. in the second quarter of 2015.

Cariprazine - schizophrenia; bipolar disorder; bipolar depression; Adjunctive MDD

Cariprazine, an investigational drug, is a potent dopamine D3/D2 receptor partial agonist atypical antipsychotic with preferential binding to D3 receptors for the treatment of patients with schizophrenia and for adult patients with manic or mixed episodes associated with bipolar I disorder. Cariprazine has the potential to provide patients suffering with schizophrenia a treatment that can reduce the risk of relapse associated with this serious illness. In addition, cariprazine is being investigated for the treatment of bipolar depression and as adjunctive treatment for major depressive disorder (MDD) in adults.

Anti-infectives: Emerging and Fast Growing

AVYCAZ - complicated intra-abdominal infections; complicated urinary tract infections

AVYCAZ (ceftazidime-avibactam) combines ceftazidime, a cephalosporin with in vitro activity against certain Gram-negative and Gram positive bacteria, and avibactam, a non-beta-lactam beta-lactamase inhibitor that inactivates certain key beta-lactamases and protects ceftazidime from degradation by these beta-lactamases. AVYCAZ should be reserved for use in patients who have limited or no alternative treatment options.

Dalvance

DALVANCETM (dalbavancin) for injection, approved by the FDA in May 2014, is the first and only IV antibiotic for acute bacterial skin and skin structure infections (ABSSSI) with once-a-week dosing for two weeks. A single-dose regimen of DALVANCE is in late-stage development for ABSSSI, with a supplemental New Drug Application (sNDA) filing expected by mid-2015. The Company is also studying DALVANCE in pediatric and adult osteomyelitis and endocarditis.

Women’s Health: Industry-Leading Product Line

Liletta - contraception

LILETTA is an Intrauterine Device (IUD), designed to initially deliver 20 mcg of levonorgestrel per day for the indications of long term contraception. In June 2013,the NDA for LILETTA was accepted for filing by the FDA, with an approval decision expected on February 28, 2015. A patent portfolio covers this product until 2031.

Esmya - uterine fibroids

ESMYA (ulipristal acetate) is a first-in-class, orally active selective progesterone receptor modulator for the treatment of abnormal uterine bleeding in women with uterine fibroids. Approved in Canada in 2013, where it is marketed as FIBRISTAL, it is the first approved medication to reduce fibroid size as well as control symptoms. ESMYA is currently in Phase [III] clinical trials, with results expected in 2016.

Dermatology: An Emerging Leader

Sarecycline - acne vulgaris

Actavis is developing Sarecycline, a novel once-daily oral formulation tetracycline derived antibiotic being developed for treatment of acne vulgaris as a once daily administration. In In vitro studies, Sarecycline demonstrated potent activity against P. acnes and showed anti-inflammatory activity. Sarecylcine is currently in Phase 3 studies and results are expected in the 2016.

Global Generics: Best-in-class R&D Organization

Actavis’ Global Generics R&D operations continued to lead the industry in 2014, with 42 ANDAs filed in the United States, 25 of which were confirmed as new first-to-file applications. The Company continues to focus on the development of complex modified-release and other dosage forms that enhance its ability to offer distinctive products to customers around the world, and create sustainable long-term value. In January 2015, Actavis announced the launch of a leading portfolio of generic specialty injectable medications to be marketed to hospitals across the United States.

Biosimilars: Building for the Future

Actavis is positioned to be a leader in the burgeoning biosimilars market. Through its collaboration with Amgen, the companies will capitalize on their combined best-in-class capabilities in originator biologics, specialty pharmaceuticals and generics, with Actavis’ speed, agility, technologies and world class supply chain complementing Amgen’s deep expertise in biologics development and strong Oncology sales teams. The companies currently have four Oncology products in development, with biosimilar versions of HERCEPTIN®, AVASTIN®, RITUXAN® and ERBITUX®. Actavis continues to explore additional biosimilar opportunities internally and via partnerships

Actavis’ Investor Day meeting is being webcast live, and can be accessed by logging onto www.actavis.com or the following link: http://ir.actavis.com/phoenix.zhtml?p=irol-eventDetails&c=65778&eventID=5184999. A replay of the webcast will also be available on Actavis’ Web site.

About Actavis

Actavis plc (NYSE:ACT), headquartered in Dublin, Ireland, is a unique specialty pharmaceutical company focused on developing, manufacturing and commercializing high quality affordable generic and innovative branded pharmaceutical products for patients around the world.

Actavis markets a broad portfolio of branded and generic pharmaceuticals and develops innovative medicines for patients suffering from diseases principally in the central nervous system, gastroenterology, women’s health, urology, cardiovascular, respiratory and anti-infective therapeutic categories. The company is an industry leader in product research and development, with one of the broadest brand development pipelines in the pharmaceutical industry, and a leading position in the submission of generic product applications. Actavis has commercial operations in more than 60 countries and operates more than 30 manufacturing and distribution facilities around the world.

For more information, visit Actavis’ website at www.actavis.com.

Cautionary Statement Regarding Forward-Looking Statements

Statements contained in this communication that refer to Actavis’ estimated or anticipated future results, including estimated synergies, or other non-historical facts are forward-looking statements that reflect Actavis’ current perspective of existing trends and information as of the date of this communication. Forward looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “should,” “estimate,” “expect,” “forecast,” “outlook,” “targets,” “guidance,” “intend,” “may,” “might,” “will,” “possible,” “potential,” “predict,” “project,” or other similar words, phrases or expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the Allergan acquisition, including future financial and operating results, Actavis’ and Allergan’s plans, objectives, expectations and intentions and the expected timing of completion of the transaction. It is important to note that Actavis’ goals and expectations are not predictions of actual performance. Actual results may differ materially from Actavis’ current expectations depending upon a number of factors affecting Actavis’ business, Allergan’s business and risks associated with acquisition transactions. These factors include, among others, the inherent uncertainty associated with financial projections; restructuring in connection with, and successful closing of, the Allergan acquisition; subsequent integration of the Allergan acquisition and the ability to recognize the anticipated synergies and benefits of the Allergan acquisition; the ability to obtain required regulatory approvals for the transaction (including the approval of antitrust authorities necessary to complete the acquisition), the timing of obtaining such approvals and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain the requisite Allergan and Actavis shareholder approvals; the risk that a condition to closing of the Allergan acquisition may not be satisfied on a timely basis or at all; the failure of the proposed transaction to close for any other reason; risks relating to the value of the Actavis shares to be issued in the transaction; the anticipated size of the markets and continued demand for Actavis’ and Allergan’s products; Actavis’ and Allergan’s ability to successfully develop and commercialize new products; Actavis’ and Allergan’s ability to conform to regulatory standards and receive requisite regulatory approvals; availability of raw materials and other key ingredients; uncertainty and costs of legal actions and government investigations; the inherent uncertainty associated with financial projections; fluctuations in Actavis’ operating results and financial condition, particularly given our manufacturing and sales of branded and generic products; risks associated with acquisitions, mergers and joint ventures, such as difficulties integrating businesses, uncertainty associated with financial projections, projected synergies, restructuring, increased costs, and adverse tax consequences; the adverse impact of substantial debt and other financial obligations on the ability to fulfill and/or refinance debt obligations; risks associated with relationships with employees, vendors or key customers as a result of acquisitions of businesses, technologies or products; our compliance with federal and state healthcare laws, including laws related to fraud, abuse, privacy security and others; risks of the generic industry generally; generic product competition with our branded products; uncertainty associated with the development of commercially successful branded pharmaceutical products; uncertainty associated with development and approval of commercially successful biosimilar products; costs and efforts to defend or enforce technology rights, patents or other intellectual property; expiration of Actavis’ and Allergan’s patents on our branded products and the potential for increased competition from generic manufacturers; risks associated with owning the branded and generic version of a product; competition between branded and generic products; the ability of branded product manufacturers to limit the production, marketing and use of generic products; Actavis’ and Allergan’s ability to obtain and afford third-party licenses and proprietary technology we need; Actavis’ and Allergan’s potential infringement of others’ proprietary rights; our dependency on third-party service providers and third-party manufacturers and suppliers that in some cases may be the only source of finished products or raw materials that we need; Actavis’ competition with certain of our significant customers; the impact of our returns, allowance and chargeback policies on our future revenue; successful compliance with governmental regulations applicable to Actavis’ and Actavis’ respective third party providers’ facilities, products and/or businesses; the difficulty of predicting the timing or outcome of product development efforts and regulatory agency approvals or actions, if any; Actavis’ and Allergan’s vulnerability to and ability to defend against product liability claims and obtain sufficient or any product liability insurance; Actavis’ and Allergan’s ability to retain qualified employees and key personnel; the effect of intangible assets and resulting impairment testing and impairment charges on our financial condition; Actavis’ ability to obtain additional debt or raise additional equity on terms that are favorable to Actavis; difficulties or delays in manufacturing; our ability to manage environmental liabilities; global economic conditions; Actavis’ ability to continue foreign operations in countries that have deteriorating political or diplomatic relationships with the United States; Actavis’ and Allergan’s ability to continue to maintain global operations; risks associated with tax liabilities, or changes in U.S. federal or international tax laws to which we are subject, including the risk that the Internal Revenue Service disagrees that Actavis is a foreign corporation for U.S. federal tax purposes; risks of fluctuations in foreign currency exchange rates; risks associated with cyber-security and vulnerability of our information and employee, customer and business information that Actavis stores digitally; Actavis’ ability to maintain internal control over financial reporting; changes in the laws and regulations, affecting among other things, availability, pricing and reimbursement of pharmaceutical products; the highly competitive nature of the pharmaceutical industry; Actavis’ ability to successfully navigate consolidation of our distribution network and concentration of our customer base; the difficulty of predicting the timing or outcome of pending or future litigation or government investigations; developments regarding products once they have reached the market and such other risks and uncertainties detailed in Actavis’ periodic public filings with the SEC, including but not limited to Actavis’ Annual Report on Form 10-K for the year ended December 31, 2014, as amended from time to time in Actavis’ other investor communications. Except as expressly required by law, Actavis disclaims any intent or obligation to update or revise these forward-looking statements.

Important Information for Investors and Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger between Actavis and Allergan, Actavis has filed with the SEC a registration statement on Form S-4, including Amendment No. 1 thereto, that contains a joint proxy statement of Actavis and Allergan that also constitutes a prospectus of Actavis. The registration statement was declared effective by the SEC on January 26, 2015. Each of Actavis and Allergan commenced mailing the joint proxy statement/prospectus to its shareholders or its stockholders on January 28, 2015. INVESTORS AND SECURITY HOLDERS OF ACTAVIS AND ALLERGAN ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by Actavis and Allergan through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Actavis are available free of charge on Actavis’ internet website at www.Actavis.com or by contacting Actavis’ Investor Relations Department at (862) 261-7488. Copies of the documents filed with the SEC by Allergan are available free of charge on Allergan’s internet website at www.Allergan.com or by contacting Allergan’s Investor Relations Department at (714) 246-4766.

Participants in the Merger Solicitation

Actavis, Allergan, their respective directors and certain of their executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Actavis and Allergan shareholders in connection with the proposed merger is set forth in the joint proxy statement/prospectus. Information about the directors and executive officers of Allergan is set forth in its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on March 26, 2014 and certain of its Current Reports on Form 8-K. Information about the directors and executive officers of Actavis is set forth in Actavis’ proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on March 28, 2014 and certain of Actavis’ Current Reports on Form 8-K. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus filed with the above-referenced registration statement on Form S-4 and other relevant materials to be filed with the SEC when they become available.